   As filed with the Securities and Exchange Commission on January 18, 2001
                                                    Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                           __________________________

   SPRINT CAPITAL CORPORATION                          SPRINT CORPORATION
As Issuer and Registrant of Debt               As Issuer and Registrant of Debt
Securities                                     Securities and Guarantees

          (Exact names of registrants as specified in their charters)

     DELAWARE                                             KANSAS
(State of Incorporation)                         (State of Incorporation)
     48-1132866                                         48-0457967
(I.R.S. Employer Identification No.)        (I.R.S. Employer Identification No.)

                          ____________________________

          P.O. BOX 11315, KANSAS CITY, MISSOURI 64112, (913) 624-3000

  (Address, including zip code, and telephone number, including area code, of both registrants' principal executive offices)

                                THOMAS A. GERKE
                      VICE PRESIDENT, CORPORATE SECRETARY
                         AND ASSOCIATE GENERAL COUNSEL
                               SPRINT CORPORATION
                  P.O. BOX 11315, KANSAS CITY, MISSOURI 64112
                            TELEPHONE (913) 624-3326

    (Name, address, including zip code, and telephone number, including area code, of agent for service for registrants)

                          ____________________________

     Approximate Date of Commencement of proposed sale to the public: As soon as practicable after this Registration Statement is declared effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-83577 and 333-
                                                            ----------    ---
83577-01
--------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                          ____________________________


                   CALCULATION OF ADDITIONAL REGISTRATION FEE

                                                            Proposed               Proposed
                                                             Maximum                Maximum                Amount of
     Title of Each Class of            Amount to Be       Offering Price           Aggregate              Registration
   Securities to be Registered          Registered         Per Unit (1)        Offering  Price (1)            Fee
-------------------------------       ---------------    -----------------    ---------------------      ---------------
Debt Securities -- to be issued by
Sprint Capital Corporation             $400,000,000             100%               $400,000,000              $100,000

Guarantees -- of the Debt
Securities of Sprint Capital
Corporation by Sprint
Corporation                               (2)                    (2)                     (2)

_______________________________
(1) Estimated solely for the purpose of determining the registration fee in accordance with Rule 457(o) and for the purpose of this offering, and not a representation as to a re-offering price.

(2)  No separate consideration will be received for the Guarantees.

                                EXPLANATORY NOTE


This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The Registrants' Registration Statement on Form S-3 (Registration Nos. 333-83577 and 333-83577-01), declared effective on August 3, 1999, is incorporated herein by reference.

EXHIBITS

     5.1     Opinion of Michael T. Hyde

     23.1.1  Consent of Ernst & Young LLP.

     23.1.2  Consent of Deloitte & Touche LLP.

     23.1.3  Consent of Michael T. Hyde (included in Exhibit 5.1).

     24.1 Powers of Attorney of the officers and directors of the Registrants signing this Registration Statement (included on pages II-4 through II-6 of the Registrants' Registration Statement on Form S-3 (Registration Nos. 333-83577 and 333-83577-01), and incorporated herein by reference).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westwood, State of Kansas, on the 18/th/ day of January, 2001.

                               SPRINT CORPORATION


                               By /s/ A.B. Krause
                                  ----------------------------------------------
                                  A.B. Krause, Executive Vice President -- Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 18, 2001.


                    Name                                           Title
                    ----                                           -----
                                                 Chairman of the Board and Chief Executive
        /s/  W.T. Esrey *                                        Officer
       -------------------                            (Principal Executive Officer)
          (W.T. Esrey)

                                                        Executive Vice President --
        /s/  A.B. Krause*                                Chief Financial Officer
      ---------------------                           (Principal Financial Officer)
         (A.B. Krause)

                                                         Senior Vice President and
       /s/  J.P. Meyer *                                          Controller
      ------------------                              (Principal Accounting Officer)
         (J.P. Meyer)

     /s/  DuBose Ausley *                                       Director
     --------------------
       (DuBose Ausley)

     /s/  Warren Batts *                                        Director
     -------------------
      (Warren L. Batts)

    /s/  I. O. Hockaday, Jr.                                    Director
   -------------------------
    (Irvine O. Hockaday, Jr.)

      /s/  Harold S. Hook *                                     Director
     ----------------------
        (Harold S. Hook)

     /s/  Ronald T. LeMay *                                     Director
     ----------------------
       (Ronald T. LeMay)

     /s/  Linda K. Lorimer *                                    Director
     -----------------------
       (Linda Koch Lorimer)

      /s/  Charles E. Rice *                                    Director
     -----------------------
        (Charles E. Rice)

      /s/  Louis W. Smith *                                     Director
     -----------------------
        (Louis W. Smith)

       /s/  Stewart Turley *                                    Director
     ------------------------
        (Stewart Turley)



                                        *By    /s/ A.B. Krause
                                             -----------------------------------
                                             For himself and as Attorney-in-fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westwood, State of Kansas, on the 18th day of January, 2001.

                                            SPRINT CAPITAL CORPORATION


                                            By   /s/ A.B. Krause
                                                -----------------------
                                                 A.B. Krause, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 18, 2001.


                   Name                                          Title
                   ----                                          -----
                                                             President and
              /s/  A.B. Krause *                           Chief Executive Officer
              ------------------               and Director (Principal Executive Officer)
              (A.B. Krause)

                                                       Senior Vice President and
              /s/  Gene M. Betts *                Chief Financial Officer and Director
              --------------------                   (Principal Financial Officer)
              (G. M. Betts)


              /s/  J.P. Meyer *                         Senior Vice President and
              ------------------                                Controller
              (J.P. Meyer)                            (Principal Accounting Officer)

              /s/ Tom Gerke
              ------------------                                Director
              (Tom Gerke)


                                         *By /s/ A. B. Krause
                                             ___________________________________
                                             For himself and as Attorney-in-fact